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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2001



                                  ANTHEM, INC.
             (Exact name of registrant as specified in its charter)


    Indiana                        001-16751                   35-2145715
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                               120 Monument Circle
                             Indianapolis, IN 46204
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 488-6000


                                       N/A

          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On November 14, 2001, Anthem, Inc. issued a press release reporting its financial results for its third quarter ended September 30, 2001. A copy of that press release is filed as Exhibit 99 to this report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                  Financial Statements

                           None

                  Exhibits

                           99       Press Release dated November 14, 2001




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2001


                         ANTHEM, INC.


                         By:      /s/ Michael L. Smith
                              ---------------------------------------
                                Name: Michael L. Smith
                                Title: Executive Vice President and
                                      Chief Financial and Accounting Officer

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                                  EXHIBIT INDEX


         Exhibit                    Description

         99                         Press Release dated November 14, 2001

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